Exhibit 99.1



                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                     )  In Proceedings Under Chapter 17.
                           )
                           )  Case No. 00-10938-ECF-RTB
THE TESSERACT GROUP, INC., )
                           )  Case No. 00-10939-ECF-RTB
                           )
                   Debtor. )  (Jointly Administered)
                           )
-------------------------- )  ORDERS (I) AUTHORIZING SALE 0F THE
                           )  REMAINING SUNRISE PRESCHOOLS; AND
                           )  (II) GRANTING SUNRISE OTHER RELATED
                           )  RELIEF
                           )
SUNRISE EDUCATIONAL        )  Date of Hearings: 6/19/01; 6/22/01
SERVICES, INC., a Delaware )
corporation,               )
                           )
                   Debtor. )
                           )
-------------------------- )

     This matter came before the Court pursuant to the "Motion FOR AUTHORITY TO:
(I) SELL THE REMAINING SUNRISE PRESCHOOLS; AND (II) GRANT SUNRISE OTHER RELATED RELIEF" (the "Sale Motion") submitted by Sunrise Educational Services, Inc. ("Sunrise") off, May 21, 2001. Unless otherwise defined herein, capitalized texts in this Order shall be given the same meaning provided to such terms in the Sale Motion. The Court has now considered the entire record in this matter, including all of the arguments presented by counsel for the various parties reflected in the record AT the above-referenced hearings.

                     FINDINGS OF FACT AND CONCLUSIONS OF LAW

     Based on the foregoing, the Court finds and concludes as follows:

     1. This Court has jurisdiction to consider this matter under 28 U.S.C. ss.ss.1334 (a) and 157. This proceeding: (i) arises in the Chapter 11 cases of the above-captioned debtors (the "Debtors"); (ii) arises under the United States Bankruptcy Code (the "Bankruptcy Code") and, more particularly, under Bankruptcy Code ss.ss.105, 363, and 365; and (iii) is a "core" proceeding within the meaning of 28 U.S.C. ss.157(b), with respect to which this Court may enter final judgments and orders.

     2. With respect to the Sale Motion and all matters addressed in this Order, due and proper notice has been given to all appropriate parties in accordance with applicable law and procedural rules thereunder.

     3. The Sale Motion was submitted by sunrise, and is fully supported by the Joint Official Unsecured Creditors' Committee in the Debtors' cases (the "Committee") and by the CRO retained by the Committee in the Debtors' cases.

     4. The Court ultimately conducted two (2) hearings on the Sale Motion. Pursuant to Sunrise's request, the Court held a hearing on June 19, 2001, to conduct an auction of the assets that were (and are) being sold by Sunrise to Borg pursuant to the Sale Motion (the "Sale Hearing"). On June 22, 2001, the Court held a hearing to address all nonresidential real property lease issues pertaining to the Sale Motion, including (without limitation) adequate assurance issues under Bankruptcy Code ss.365(b) (the "Landlord Hearing").

     5. At the Sale Hearing, the Court considered the approval of, and an auction sale with respect to, the transaction set forth in the following agreements between Sunrise and Borg: (i) the Purchase And Sale Agreement (Sunrise Preschools) dated May 11, 2001 (the "Original Agreement"); and (ii) the First Amendment To Purchase Agreement (Sunrise Preschools) dated June 5, 2001 (collectively, the "Agreement").

     6. Immediately prior to the Sale Hearing, Sunrise and Borg orally modified the Agreement in that: (i) Borg agreed to increase the purchase price under
Section IV.1 of the Original Agreement from $2,800,000 to $3,000,000; and (ii) Borg waived Sunrise's obligation to pay $50,000 under Section VII.3 of the Original Agreement.

     7. The terms of the Agreement (as modified) are incorporated into this order.

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     8. At the Sale  Hearing,  the only party  interested  in  submitting  a bid against Borg was Mini-Skool Early Learning Centers Inc. ("Mini-Skool"). However, Sunrise and the Committee argued at the Sale Hearing that Mini-Skool should not be allowed to bid because: (i) Mini-Skool was not a qualified bidder based upon the financial information provided to Sunrise and the Committee; and (ii)
Mini-Skool's bid had been rejected by Sunrise, after conferring with the Committee, in accordance with Paragraph 7 of this Court's order dated June 5, 2001.(1)

     9. The Court agrees with the argument of Sunrise and the Committee, and finds that allowing Mini-Skool to bid on the subject assets is not in the best interests of Sunrise's bankruptcy estate.

     10. The Court also finds that the approval of the Agreement (as modified) is in the best interests of Sunrise's bankruptcy estate. The terms of the Agreement (as modified), including the consideration to be provided by Borg thereunder, are fair and reasonable and represents the highest and best transaction that has a reasonable prospect of closing.

     11. Sunrise's sale of the assets as provided in the Agreement (as modified), and the other terms and provisions thereof, constitute a reasonable exercise of Sunrise's business judgment. The sale of the assets and the


----------
     (1) See "Order Setting Bidding Procedures And Hearings On Sale Of Remaining Sunrise Preschools" dated June 5, 2001, pursuant to which the Court established the bidding procedures applicable to the Sale Hearing.

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consummation  of  the  other  transactions  contemplated  in the  Agreement  (as modified) is in the best interests of Sunrise and its bankruptcy estate.

     12. The Agreement (as modified) was negotiated at arm's length and in good faith, and the terms have been fully, completely, and adequately disclosed. Borg is purchasing the assets identified in the Agreement in good faith and is entitled to the protections afforded by Bankruptcy Code ss.363(m).

     13. One or more of the  disjunctive  requirements of Bankruptcy Code ss.363
(f) have been met such that the assets may be sold by Sunrise pursuant to this Order and the Agreement (as modified) free and clear of any and all liens, claims, security interests, encumbrances, and adverse interests of any kind, including (without limitation) those claims arising from any taxing authority, or claims based upon alleged reclamation rights (collectively, "Liens").

     14. The Debtor is the sole and lawful owner of the assets listed in the Agreement.

     15. Based on the record before the Court, Imperial. Hank is the only entity that asserts any Liens in the property being sold by Sunrise pursuant to the Sale Motion. Imperial Bank's only claim in the Debtors' cases is its secured claim against Sunrise (the "Imperial Debt"). Because the Imperial Debt was partially paid from the closing of the prior sale transaction in the Debtors' cases, Sunrise, the Committee, and Imperial Bank agree, and the Court so finds,

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that the amount of the Imperial  Debt is not less than  $87,318.21,  composed as follows: (i) Principal: $65,2160.66; (ii) Accrued and Unpaid Interest: $1,285.28 as of July 22, 2001, and $24.94 per diem thereafter until the closing; (iii) Late Fees: $0; (iv) Reasonable Attorneys' Fees and Costs: $20,772.27 through June 30, 2001, and unbilled amounts accruing thereafter through the Closing subject to the reserved right of Sunrise and the Committee to object on the basis of reasonableness to such unbilled fees and costs. Sunrise and the Committee believe, and the Court concurs, that it is in the best interests of the Debtors' estates to pay off the Imperial Debt at the Closing from the net proceeds generated from the subject transaction.

     16. Pursuant to the Sale Motion, Sunrise sought approval of its decision to assume all of its remaining nonresidential real property leases (collectively, the "Unexpired Leases"), which are identified on Schedule 1.9 of the Original Agreement, effective as of the Closing. Thus, the Court conducted the Landlord Hearing on June 22, 2001, to address all landlord issues under Bankruptcy Code ss.365.

     17. Prior to the Landlord Hearing, two (2) landlords filed written objections to the Sale Motion: (i) Shipp Ltd., LP ("Shipp"); and (ii) Santiago Villa and Van Wagner Properties (collectively, "Santiago"). Peoria Investments, Inc. ("Peoria") did not submit a written objection, but placed its objection on the record at the Landlord Hearing with the prior consent of Sunrise.

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The  objections of Shipp and Peoria have been  resolved  pursuant to the form of this Order.

     18. The Sale Motion addresses fifteen (15) Unexpired Leases. While Sunrise requested approval of its decision to assume all of these Unexpired Leases, the Original Agreement contains a requirement that Sunrise obtain an aggregate ten percent (14%) rent reduction under the Unexpired Leases. SEE Original Agreement, ss.VII.3. Because Sunrise concedes the Bankruptcy Code does not provide a mechanism whereby a debtor may force a landlord to accept a rent reduction, Sunrise effectively is seeking to consensually modify the Unexpired Leases - except the Santiago Unexpired Leases.

     19. The Santiago Leases are for Preschools #124 and #129, and Sunrise is not seeking to modify the Santiago Leases in any way. Sunrise is only seeking the Court's approval of its decision to assume the Santiago Leases, and assume these leases to Borg effective as of the Closing.

     20. Among the objections raised by Santiago in opposition to the assumption and assignment of the Santiago Leases was lack of adequate assurance of future performance under Bankruptcy Code ss.365(b)(1)(C). For the reasons explained more fully in its Minute Entry dated June 27, 2001, the Court finds that Santiago has been provided with adequate assurance of future performance under the Santiago Leases by (among other things) the agreement by Borg's principals to provide Santiago with commercially reasonable personal guarantees of not less

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than two (2) years'  worth of the  obligations  under the  Santiago  Leases (the
"Guarantees").

     21. With respect to all of the Unexpired Leases other than the Santiago Leases (the "Non-Santiago Leases"), Sunrise is authorized to enter into, and deliver to Borg, forms of assignment and modification of such leases effective as of the Closing.

     22. Effective as of the Closing, Sunrise has made the business decision to assume and assign to Borg the Swift Contract and the other executory contracts identified on Schedule 1.3 of the Original Agreement (the "Unexpired Executory Contracts"). THESE decisions are in the best interests of Sunrise and its bankruptcy I estate.

     23. When this Order has been entered: (i) Sunrise shall have the legal power, right and authority to consummate the transactions contemplated in the Agreement (as modified); arid (ii) the Agreement (as modified) and other related transactional DOCUMENTS (WHEN FULLY EXECUTED) WILL CONSTITUTE VALID AND BINDING agreements of the parties thereto, enforceable against the parties in accordance with their respective terms.

     24. The sale of the subject assets to Borg is a transfer pursuant to 11 U.S.C. ss.1146(c) and accordingly, shall not be taxed under any law imposing a stamp tax or similar tax.

                                      ORDER

     In light of the Court's findings and  conclusions,  IT IS HEREBY ORDERED AS
FOLLOWS:

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     A. Pursuant to Bankruptcy Code ss.ss.105,  363, and 365, the sale Motion is granted and the Agreement (as modified) and the transactions contemplated thereby are approved in all respects.

     B. Santiago's objection shall be, and hereby is, overruled subject only to Sunrise's obligation to cure the Santiago Leases effective as of the Closing. All other objections to the Sale Motion have either been resolved pursuant to the terms of this Order, or are hereby overruled by the Court.

     C. The Agreement, as modified by Paragraph 6 above, shall be, and hereby is, binding on Sunrise and Borg. Sunrise and its officers, employees and agents are authorized and directed to consummate the transactions contemplated by, and to perform their obligations under, the Agreement (as modified), and to take or cause to be taken any and all actions necessary or appropriate in connection therewith, including (without limitation) executing and delivering all such documents and instruments as are necessary to consummate the transactions contemplated by the Agreement (as modified) or the other transactional documents.

     D. Pursuant to Bankruptcy Code ss.ss.105 (a) and 363 363(f), the sale and transfer of the assets by Sunrise to Borg pursuant to this Agreement (as modified) shall be free and clear of any and all Liens. The provisions of this Order authorizing the sale of the assets free and clear of Liens shall be self-executing, and neither Sunrise nor Borg shall be required to execute or file releases, termination statements, assignments, consents, or other

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instruments  in order to effectuate the transfer of the assets free and clear of such Liens.

     E. With respect to the Non-Santiago Leases, the Court hereby further orders that: (i) by no later than July 25, 2001, Sunrise shall provide written notice to the applicable landlord, with a copy to counsel, if Sunrise (after conferring with Borg and the Committee) has decided to reject any such lease; and (ii) Borg, SUNRISE AND THE LANDLORDS UNDER THE NON-SANTIAGO LEASES WORK IN good faith to negotiate and enter into appropriate forms of lease assignments, modifications and Guarantees.

     F. The Lien of Imperial Bank shall attach to the net proceeds from the sale of the Debtors' assets at the Closing; provided, however, that: (i) Imperial Bank shall, and hereby is ordered to, deliver such termination statements or other instruments reasonably required by Borg to release its Lien in the assets which are the subject of the Agreement (as modified) effective as of the Closing; and (ii) Sunrise shall, and hereby is ordered to, pay Imperial at Closing the sum of $87,318.21 (as adjusted through the Closing Date) by wire transfer, and Imperial Hank thereafter shall have no other or further claims) in the Debtors' cases.

     G. Sunrise's decisions to assume and assign the Santiago Leases and the Unexpired Executory Contracts as of the Closing, shall be, and hereby are, approved in all respects. Pursuant to Bankruptcy Code ss.365(k), Sunrise and its bankruptcy estate shall be relieved from any liability for any breach under such leases and other executory contracts after the Closing Date.

     H. The Court shall retain jurisdiction to implement and enforce the terms of the Agreement (as modified) and this Order, and to adjudge any disputes, claims or actions which may arise in connection with the implementation of the transactions contemplated hereby or thereby, including (without limitation) the sufficiency of the form of the Guarantees provided by Borg, and all disputes regarding the cure amount that may be due under any of the Unexpired Leases as of the Closing Date.

     I. Borg is a purchaser in good faith of the assets identified under the Original Agreement, and is entitled to the protection provided to a "good faith" purchaser under Bankruptcy Code ss.363(m). Absent a stay of this Order pending appeal, Sunrise and Borg may consummate their transactions.

     J. This Order is a final, appealable order. This Order shall be effective and enforceable immediately upon entry notwithstanding Rule 6004(g) of the Federal Bankruptcy Rules of Procedure.

Dated: July 20, 2001

                                        /s/ Redfield T. Baum
                                        ----------------------------------------
                                        The Honorable Redfield T. Baum
                                        United States Bankruptcy Judge

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APPROVED as to form and content this, day of July, 2001, by:

BRYAN CAVE LLP


By /s/ Robert J. Miller
   ---------------------------------
          Robert J. Miller
Counsel for Debtors


ENGELMAN HERDER, P.C.


By /s/ David Wm. Engelman
   ---------------------------------
          David Wm. Engelman
Counsel for Official Joint Committee
of Unsecured Creditors


/s/ Jane C. Fennelly
------------------------------------
         Jane C. Fennelly
Counsel for Imperial Bank


GREENBERG TRAURIG LLP


By /s/ Michael Reynolds
   ---------------------------------
        Michael Reynolds, Esq.
Counsel for Borg Holdings, Inc.

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